UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2003
                                                        -----------------


                                  K-SWISS INC.
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             (Exact name of registrant as specified in its charter)

Delaware                              0-18490                        95-4265988
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(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation or organization)     File Number)             Identification No.)

31248 Oak Crest Drive, Westlake Village, CA                               91361
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(Address of principal executive offices)                             (Zip code)

                                  818-706-5100
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              (Registrant's telephone number, including area code)

                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report.)



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Item 5.  Other Events and Regulation FD Disclosure.

     On December 22, 2003, K-Swiss Inc. (the "Company") announced it has agreed with National Geographic to end their license agreement to develop and market a collection of National Geographic outdoor-oriented and casual footwear.


     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.


     Exhibit Number     Description of Exhibit
     --------------     ----------------------
     99.1               Press release issued December 22, 2003.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     K-Swiss Inc.


Date: December 22, 2003              By: /s/ GEORGE POWLICK
                                        -------------------------------
                                         George Powlick,
                                         Vice President Finance and
                                         Chief Financial Officer and Director



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                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------

99.1                       Press Release dated December 22, 2003.




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